UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):    September 26, 2024
BENSON HILL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39835	85-3374823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1001 North Warson Rd, Ste 300
St. Louis, Missouri 63132
(Address of principal executive offices)
(314) 222-8218
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.0001 par value	BHIL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.02	Termination of a Material Definitive Agreement.
The information contained below in Item 7.01 regarding the termination of the Prior ADM Agreement (as defined below) is hereby incorporated by reference into this Item 1.02. A summary of the terms and conditions of the Prior ADM Agreement is set forth in Item 1.01 of the Current Report on Form 8-K filed by the Company (as defined below) with the Securities and Exchange Commission on August 8, 2022, which summary is hereby incorporated by reference into this Item 1.02.

Item 7.01	Regulation FD Disclosure.
On September 26, 2024, Benson Hill Holdings, Inc. (“Benson Hill Holdings”), a wholly-owned subsidiary of Benson Hill, Inc. (the “Company”), entered into a non-exclusive seed supply agreement, effective September 17, 2024 (the “New ADM Agreement”) with Archer-Daniels-Midland Company (“ADM”) for Benson Hill Holdings to enable the potential commercialization and sale of certain of its proprietary high-protein soybean seed varieties (“High-Protein Varieties”) for ADM to originate and process in the United States into ingredients for the human and pet food markets worldwide.
The New ADM Agreement terminates and replaces in its entirety the exclusive collaboration and marketing rights agreement (the “Prior ADM Agreement”) previously in place between Benson Hill Holdings and ADM.
Pursuant to the terms of the New ADM Agreement, Benson Hill Holdings may work with ADM to engage soybean growers in the United States to source production and supply of grain grown from the High-Protein Varieties (“High-Protein Grain”) for processing by ADM into soy protein ingredients.
Benson Hill Holdings will receive processing fees for any soy protein ingredients that are processed by ADM from High-Protein Grain and will also receive proceeds from seeds of its High Protein Varieties sold to third party growers who contract to produce the High-Protein Grain.
Unless earlier terminated, the New ADM Agreement will remain in effect until December 31, 2028, unless extended by mutual agreement.
Limitation on Incorporation by Reference. The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENSON HILL, INC.

By:	/s/ Susan Keefe
Susan Keefe
Chief Financial Officer
Date: September 27, 2024